UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2025

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

Maryland	333-285836	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Lake Shore Bancorp, Inc., a Maryland corporation (the “Registrant”) is the proposed stock holding company for Lake Shore Bank (the “Bank”) resulting from the “second-step” conversion of the Bank from the mutual holding company structure to the stock holding company structure (the “Conversion”). Upon consummation of the Conversion, the Registrant will own all of the issued and outstanding shares of the Bank’s common stock. As part of the Conversion, shares of the Registrant’s common stock will be issued and sold in an offering to certain depositors and possibly other members of the public. Shares will also be issued in exchange for the currently issued and outstanding shares of Lake Shore Bancorp, Inc., a federal corporation (the current mid-tier holding company for the Bank, “Lake Shore Federal Bancorp”) held by persons other than Lake Shore, MHC. The Registrant filed a registration statement on Form S-1 (File No.333-285836) with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on May 14 2025.

A copy of Lake Shore Federal Bancorp’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 15, 2025, is filed as Exhibit 99.1 hereto and incorporated herein by reference. The information included in Exhibit 99.1 and incorporated into this report is for Lake Shore Federal Bancorp. Separate financial statements for the Registrant have not been included in this report because the Registrant has not issued any shares and has engaged only in organizational activities to date, and has no significant assets, contingent or other liabilities, revenues or expenses.

Item 9.01. Financial Statements and Exhibits

(d)
Exhibits.

Exhibit No.	Exhibit

99.1

Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, of Lake Shore Bancorp, Inc., a federal corporation (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, of Lake Shore Bancorp, Inc. (File No. 001-51821) filed with the SEC on May 15, 2025).

104 The cover page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

By: /s/ Taylor M. Gilden

Taylor M. Gilden

Title: Chief Financial Officer and Treasurer

Date: June 27, 2025